UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2020

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12600 Deerfield Parkway, Suite 100

Alpharetta, Georgia 30004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Preferred Stock Purchase Rights	INSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indenture

On March 3, 2020, the Company, and Wilmington Trust, National Association, a national banking association, as trustee (“Trustee”), also entered into a first supplemental indenture (the “Supplemental Indenture”), supplementing the indenture, dated as of January 9, 2017 (the “Original Indenture”), which Original Indenture governs the 5.50% Convertible Senior Notes due 2022 issued by the Company (the “Notes”). The Supplemental Indenture amends the Original Indenture to delete certain covenants prohibiting the incurrence of certain indebtedness and certain restricted payments.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the copy of the Supplemental Indenture that is filed as an exhibit to this Current Report on Form 8-K.

Put Right Waivers

On March 6, 2020, the Company entered into Waiver Agreements with the holders of substantially all of the outstanding indebtedness under the Notes, pursuant to which each of the holders agreed to waive their optional right to require the Company to repurchase the Notes on June 15, 2020. As a result, substantially all of the Notes are no longer subject to repayment at the option of the holders prior to the maturity date in 2022.

The foregoing description of the Waiver Agreements does not purport to be complete and is qualified in its entirety by reference to the copy of the form of Waiver Agreement that is filed as an exhibit to this Current Report on Form 8-K.

Item 3.03 Material Modifications to the Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Supplemental Indenture, dated March 3, 2020, among Inseego Corp. and Wilmington Trust, National Association, as Trustee.

10.2	Form of Waiver Agreement between Inseego Corp. and holders of Inseego Corp. 5.50% Convertible Senior Notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: March 9, 2020	By:	/s/ Stephen M. Smith
Name: Stephen Smith
Title: Executive Vice President and Chief Financial Officer